UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2024

Clean Vision Corporation

(Exact name of registrant as specified in its charter)

Nevada	024-11501	85-1449444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2711 N. Sepulveda Blvd. Suite 1051

Manhattan Beach, CA 90266

(Address of Principal Executive Offices) (Zip Code)

(424) 835-1845

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

On August 23, 2024 (the “Closing Date”), Clean Vision Corporation (the “Company”) issued two separate promissory notes (such first note, the “ClearThink Note,” such second note, the “GS Note” and, collectively, the “Notes”) to two accredited investors (each, an “Investor” and together the “Investors”). Pursuant to the terms of the Notes, the Company issued each investor 2,000,000 shares of the Company’s common stock, par value $0.001 per share. The terms and provisions of the ClearThink Note and GS Note are substantially the same.

The original principal amount of each Note is $82,500 with an original issue discount of $7,500, resulting in gross aggregate proceeds to the Company under both Notes in the amount of $150,000. The Notes mature on December 2, 2024 and carry interest at a rate per annum equal to 10 percent, simple, and computed on the basis of a 365-day year. The Notes contain standard events of default and are required to be fully satisfied in the event the Company raises or accesses capital of at least $500,000 while each such Note is outstanding.

The foregoing description of the terms and provisions of the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the ClearThink Note and GS Note attached to this Current Report on Form 8-K as Exhibit 4.1 and Exhibit 4.2, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1*	ClearThink Note issued October 2, 2024
4.2*	GS Note issued October 2, 2024

*Certain annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such annexes, schedules and exhibits, or any section thereof, to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN VISION CORPORATION

Date: October 29, 2024	By:	/s/ Daniel Bates
	Name:	Daniel Bates
	Title:	Chief Executive Officer